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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: February 16, 1999                 Commission File No. 000-22347
(Date of earliest event reported)



                             ASCENT PEDIATRICS, INC.
             (Exact name of Registrant as specified in its Charter)


         Delaware                                        04-3047405
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


187 Ballardvale Street, Wilmington, Massachusetts            01887
(Address of principal executive offices)                   (Zip Code)


                                 (978) 658-2500
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         On February 16, 1999, Ascent Pediatrics, Inc. ("Ascent") entered into a series of agreements with Alpharma, Inc. ("Alpharma") and Alpharma USPD Inc., a wholly-owned subsidiary of Alpharma ("Alpharma USPD"). Under these agreements Alpharma USPD will provide up to $40 million in financing to Ascent through a 7.5% convertible subordinated note due in 2004 and 2005. Up to $12 million of the proceeds can be used for general corporate purposes, with $28 million reserved for projects and acquisitions intended to enhance the growth of Ascent.

         Under these agreements, Alpharma USPD will have the option during a specified period during the first half of year 2002 to acquire the then outstanding shares of Ascent for cash at a price to be determined by an earnings-based formula. Consequently, Ascent has entered into a merger agreement with one of Ascent's subsidiaries in which the subsidiary will merge with Ascent (the "Merger") and each share of Ascent's common stock will be converted into one depositary receipt which will become subject to Alpharma USPD's purchase option. Ascent intends to apply to have these depositary receipts quoted on the Nasdaq National Market under its current symbol, ASCT.

         The merger agreement and other related transactions, including the authorization of the purchase option, are subject to the approval of Ascent's stockholders at a meeting expected to be held in the second quarter of 1999. Certain shareholders of Ascent represented on the Board of Directors, holding approximately 43% of the voting capital stock, have agreed to vote their shares in favor of these agreements.

         On or prior to the effectiveness of the Merger, Thomas L. Anderson, President of Alpharma USPD, will be appointed as a member of the Board of Directors of Ascent.

         Alpharma USPD's option to acquire Ascent for cash in 2002 is at the higher of $140 million or a price equal to 12.2 times Ascent's 2001 pre-tax operating income, adjusted to exclude any research and development expense in excess of $1.5 million and interest on selected securities.

         The financing from Alpharma USPD will be in the form of 7.5% subordinated notes due in 2004 and 2005. Alpharma USPD has agreed to loan $4.0 million of the $40.0 million to Ascent immediately upon the execution of the agreements. Alpharma USPD's obligation to loan the balance of the $40.0 million is subject to the approval of Ascent's stockholders of the Merger and additional conditions. If Alpharma USPD does not exercise its 2002 purchase option, Ascent will be required to repay the debt in installments from 2004 into 2005. Ascent will also have the right to repurchase such debt following the expiration of the purchase option until December 31, 2002 at


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125% of outstanding principal on December 31, 2001 plus accrued interest. If this right is not exercised, the debt becomes convertible into shares of Ascent common stock at a conversion price of $7.125 per share.

         In connection with the Alpharma-Ascent agreements, funds affiliated with Furman Selz Investments and BancBoston Ventures have agreed to amend certain terms and rights held by them relating to the shares of Series G Convertible Exchangeable Preferred Stock of Ascent, 8% seven-year subordinated notes (the "Subordinated Notes") and warrants (the "Warrants") to purchase 2,116,958 shares of common stock of Ascent which were acquired by such funds from Ascent on June 1, 1998. In return, Ascent has agreed to reduce the exercise price of the Warrants held by such funds to $3.00 from $4.75 per share and issue an additional 300,000 shares at a price of $3.00 per share. These investors have agreed to exercise all these Warrants and purchase the additional shares by surrendering approximately $7.2 million in Subordinated Notes held by the investors. The reduction in the exercise price of the Warrants and the issuance of these shares are also subject to stockholder approval.

         A copy of the press release announcing the Ascent-Alpharma agreements have been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  EXHIBITS

2.1 Agreement and Plan of Merger dated as of February 16, 1999 by and between the Company and Bird Merger Corporation.

4.1               Form of Depositary Receipt (included in Exhibit 10.2).

4.2               Form of 7.5% Convertible Subordinated Note (included in
                  Exhibit 10.4).

10.2 Depositary Agreement dated as of February 16, 1999 by and among the Company, Alpharma USPD Inc. ("Alpharma") and State Street Bank and Trust Company (included in Exhibit 2.1).

10.3 Master Agreement dated as of February 16, 1999 by and among the Company, Alpharma and Alpharma, Inc. ("Parent") (included in Exhibit 2.1).

10.4 Loan Agreement dated as of February 16, 1999 by and among the Company, Alpharma and Parent.

10.5 Guaranty Agreement dated as of February 16, 1999 by and between the Company and Parent.


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10.6              Subordination Agreement dated as of February 16, 1999 by and among the Company, Alpharma and the Original Lenders (as defined therein).

10.7 Registration Rights Agreement dated as of February 16, 1999 by and between the Company and Alpharma.

10.8 Second Amendment dated as of February 16, 1999 to the Series G Securities Purchase Agreement dated as of May 14, 1998 by and among the Company and the Purchasers named therein.

99.1              Press release dated February 16, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 22, 1999                 ASCENT PEDIATRICS, INC.



                                          /s/ John G. Bernardi
                                          ------------------------------------
                                          John G. Bernardi
                                          Vice President, Finance and Treasurer


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                                INDEX TO EXHIBITS


EXHIBIT
  NO.                 DESCRIPTION
  ---                 -----------

2.1 Agreement and Plan of Merger dated as of February 16, 1999 by and between the Company and Bird Merger Corporation.

4.1               Form of Depositary Receipt (included in Exhibit 10.2).

4.2               Form of 7.5% Convertible Subordinated Note (included in
                  Exhibit 10.4).

10.2 Depositary Agreement dated as of February 16, 1999 by and among the Company, Alpharma USPD Inc. ("Alpharma") and State Street Bank and Trust Company (included in Exhibit 2.1).

10.3 Master Agreement dated as of February 16, 1999 by and among the Company, Alpharma and Alpharma, Inc. ("Parent") (included in Exhibit 2.1).

10.4 Loan Agreement dated as of February 16, 1999 by and among the Company, Alpharma and Parent.

10.5 Guaranty Agreement dated as of February 16, 1999 by and between the Company and Parent.

10.6 Subordination Agreement dated as of February 16, 1999 by and among the Company, Alpharma and the Original Lenders (as defined therein).

10.7 Registration Rights Agreement dated as of February 16, 1999 by and between the Company and Alpharma.

10.8 Second Amendment dated as of February 16, 1999 to the Series G Securities Purchase Agreement dated as of May 14, 1998 by and among the Company and the Purchasers named therein.

99.1              Press release dated February 16, 1999.



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